Investor Presentation

J.P. Morgan Healthcare Conference

January 2025



Astrana Health

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, including statements regarding the pending acquisition of certain businesses and assets of Prospect Medical Holdings, Inc., which may not be completed in a timely manner, or at all, the potential impact of the Chapter 11 filing by Prospect Medical Holdings, Inc. on the transaction, the debt financing for the transaction and the Company's ability to decrease its net leverage in the future, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as "anticipate," "could," "can," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "intend," "continue," "target," "seek," "will," "would," and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the "SEC"), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information.

Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes, except as otherwise noted below. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix.

The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA in 2024 and in future years for planned acquisitions, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company's control.

The status quo for healthcare in the United States is broken

Insufficient
& costly access to quality care

Poor
provider and patient satisfaction

Limited
technology & coordinated care



Example geography: San Gabriel Valley


PASADENA
SAN MARINO
SOUTH PASADENA
ALHAMBRA
MONTEREY PARK
SOUTH SAN GABRIEL
134
10
710
60
Primary care
Specialists
Hospitals

Astrana transforms the status quo into…

Accessible, High-quality & Coordinated

…care delivery networks

aetna | cigna | Elevance Health | CENTENE Corporation | Humana | MOLINA HEALTHCARE | United Healthcare | + ~20 Other Payers

Care Partners



Risk-bearing organization (Care Partners)

Affiliate Providers		Care Delivery	
Primary care	Ancillary services	Primary care	Ancillary services
Multi-specialty	Outpatient clinics	Multi-specialty	Outpatient clinics

Care Enablement

- **Data infrastructure and provider solutions**
- **Clinical and care coordination solutions**
- **Payer delegation solutions**

Example Network: Astrana in San Gabriel Valley[1]

Through our business segments, we build critical density in markets to ensure access to quality care



PASADENA
SAN MARINO
SOUTH PASADENA
ALHAMBRA
MONTEREY PARK
SOUTH SAN GABRIEL
134
10
710
60

Primary care | Specialists | Hospitals | Care Delivery | Risk-bearing organization (Care Partners)

1. Providers shown are in Astrana Care Partners and/or Care Delivery

Astrana's risk-bearing model is better for members, providers, and payers



Status quo payment model
aetna
cigna
Elevance Health
CENTENE Corporation
Humana.
MOLINA HEALTHCARE
United Healthcare
+ ~20 Other Payers
Primary care
Multi-specialty
Hospital
FFS Payments



Astrana Health delegated financial model
aetna
cigna
Elevance Health
CENTENE Corporation
Humana.
MOLINA HEALTHCARE
United Healthcare
+ ~20 Other Payers
Astrana
Care Partners
Astrana provider group
Hospital
% of premium
FFS & VBC arrangements

Benefits under the Astrana Health delegated financial model

1

Members

stay in the Astrana ecosystem across payers and LOB[1], allowing Astrana to invest in our members' longitudinal health

2

Providers

in the Astrana ecosystem partner with us across their entire panel across all payer types and LOB, receive care coordination and management support, and experience reduced admin. burden

3

Payers

partner with Astrana to help bend the cost curve, reduce MCR[2] volatility, achieve higher quality, and grow differentially

1. Line of business
2. Medical Cost Ratio

Our model uniquely enables us to build longitudinal relationships with patients across their lives, regardless of payer or insurance type

1.1 million
Total value-based lives

Diverse patient demographics[3]



13%
6%
12%
48%
21%
Hispanic / Latino
AAPI[1]
White / Caucasian
Black / African American
Other

Robust provider retention

98%
Avg annual provider retention[2]

Experienced providers

11.1
Average provider tenure of Care Partners providers

Astrana Health serves members across their lifetimes…

Membership by Age Group[4]

< 18 yrs	18 - 45 yrs	45 - 65 yrs	65 - 85 yrs	85+ yrs
24%	36%	23%	10%	7%

… and across their insurance context

Revenue By Payer Type[5]

Medicare	Medicaid	Commercial	Other Third Parties
55%	30%	10%	5%

Revenue By Payer[5]

Payer A	Payer B	Payer C	Payer D	Others
30%	15%	11%	10%	34%

aetna · CENTENE · cigna · Elevance Health · Humana · Medicaid · Medicare · MOLINA HEALTHCARE · United Healthcare · + Others

Source: U.S. Census Bureau, CMS
1. Asian American and Pacific Islander
2. Based on Care Partners provider network
3. Astrana population data as of 2022
4. Astrana membership data as of 2024
5. Revenue for the nine months ended September 30, 2024

...which makes care more accessible for patients and improves outcomes

14%

shorter inpatient length of stay vs benchmark[2]

45%

Fewer hospital admissions than benchmark[1]



Leslie R. Los Angeles, CA
AMG
PCP Clinic

70%

of prior authorizations auto-approved, driving increased access for patients with instantaneous approvals[3]

Astrana care team contacts Leslie to schedule her Annual Wellness Visit



Marie Chen (ID: 123456789)
Eligibility
Joined ABC health plan
Eligible 01/01/24 - present
Call patient
Home 123-456-7890
Mobile 123-456-7890
Call
Show More
Did the patient pick up?
Yes
No
Did the patient agree to enroll?
Schedule appointment
Appointment with Caroline Mao

Leslie visits an AstranaCare clinic, where her PCP explains the need for a cardiology visit given her most recent lab results



Leslie's PCP submits a prior authorization for an in-network cardiology visit, which is auto-approved within moments by Astrana's UM/CM[4] platform; Astrana care team helps Leslie to schedule with an affiliate cardiologist



Astrana Health
AYCE
Productivity Report
Dashboard
Workflow
Authorizations
Cases
Member Search
Provider Search
Denials
Admin
Log Out
Total Open Auths
TAT At Risk
Urgent
Total Open
Queue
Auth No
Request Date
Auth Status

Leslie see the cardiologist in her neighborhood; Leslie's PCP sees the relevant medical records in the Astrana provider portal and incorporates into Leslie's care plan



Source: Centers for Medicare and Medicaid Services; Note: Excludes CHS patients; All names, images, and situations presented are for illustrative purposes only

1. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared against relevant benchmark
2. Astrana Health figures based on analysis of Jan-Jun 2024 internal data from Care Partners Medicare patients and compared against CMS Medicare Advantage benchmark
3. Care Partners equipped with automated prior authorizations; Excludes CHS providers
4. Utilization management/Care management

Our model powers strong financial results in all utilization environments


Revenue ($ in millions)
~29% CAGR
$561
$687
$774
$1,144
$1,387
$1,950-
$2,030
2019
2020
2021
2022
2023
2024E


Adj. EBITDA ($ in millions)
~26% CAGR
$54.2
$102.8
$133.5
$140.0
$146.6
$165.0-
$175.0
2019
2020[2]
2021[2]
2022[2]
2023[2]
2024E

Clear visibility into continued 25%+ growth over the medium term

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of NetIncome to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

1. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue
2. 2020-2021 Adj. EBITDA benefitted from tailwinds of lower utilization during the COVID-19 pandemic. Return to pre-pandemic utilization in 2022 and 2023

Execution Playbook

The Astrana Playbook

Growth: Sustainably growing membership to bring better care to more Americans

- Growth within our existing markets (CA, NV, TX)
- Expansion into new geographies (AZ, CT, HI, MD, VA, & more)

Risk Progression: Increasing alignment through total cost of care responsibility in value-based arrangements

- 1.1M total members in VBC arrangements[1]
- 255K+ full-risk members across Medicare, Medicaid, and Commercial LOBs[1,2]

Outcomes and Cost: Achieving superior patient outcomes while managing cost

- Admits/K 45% below benchmark[3]
- Maintaining access to high-quality care and moderating increasing cost trends

Operating Leverage: Driving operating leverage across our business through our Care Enablement suite

- 85% of Care Partners PCP's active on Astrana point-of-care tool across all LOBs[4]
- 70% of prior authorizations auto-approved[5]

1. As of September 30, 2024, excluding ACO
2. Lines of Business
3. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared againstrelevant benchmark
4. Excludes Collaborative Health System (CHS) providers
5. Care Partners equipped with automated prior authorizations; Excludes CHS providers

Astrana has developed a differentiated model to drive continued and sustainable growth

The Astrana playbook

- **Growth – Organic and Inorganic**
- **Risk Progression**
- **Outcomes and Cost**
- **Operating Leverage**

Repeatable M&A with synergies
to supplement organic growth

PROSPECT HEALTH (Certain businesses and assets relating to Prospect Health System)[5]

COLLABORATIVE HEALTH SYSTEMS

Community Family Care

✓ Fully integrated

Adjusted EBITDA



($ in millions)
Core Astrana
Prospect pro forma
Prospect pre-close
Synergies
$54
~26% CAGR[1]
$170[2]
$81[3]
~27% CAGR[4]
At least $350
Astrana Playbook
Astrana Playbook
2019
2024E
2027E

Note: Assumes the closing of the proposed acquisition of Prospect Health; For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

1. Based on Astrana Health's 2019 Adj. EBITDA to the mid-point of Astrana's 2024 Adj. EBITDA guidance of $170M
2. Based on the midpoint of Astrana Health's 2024 Adj. EBITDA guidance of $170M
3. Management's estimate for the twelve months ending December 31, 2024
4. Based on implied EBITDA growth from $170M to $350M+ of Adj. EBITDA (incl. Prospect Health)
5. Includes certain businesses and assets relating to Prospect Health System (Prospect Health Plan, Prospect Medical Groups, Prospect Medical Systems, RightRx, Foothill Regional Medical Center

We've demonstrated our ability to provide better care at lower cost in our core market, California

California


1992
2019
2021-2022
2023
2024
14.4M
Population Reach
20.6M
Population Reach
26.7M
Population Reach
~$380B
CA TAM Opportunity

Launched in Southern CA

Los Angeles 9.7M pop.[1]

MCR Improvement: ~(1,350) bps[2]

Built density in Southern CA

San Bernardino 2.2M pop.[1]

Riverside 2.5M pop.[1]

MCR Improvement: ~(750) bps[2]

Expanded into Northern CA

Bay Area 6.2M pop.[1]

MCR Improvement: ~(950) bps[3]

Expanded into Central CA

Central Valley 6.1M pop.[1]

Deepened CA alignment

- Community Family Care Health Plan and RKK License acquisition
- Prime Community Care of Central Valley and BASS Medical Group join Care Partners
- Anthem Blue Cross partnership
- 6 additional Care Delivery sites
- ~1.8k additional Care Partners providers[4]

Source: U.S. Census Bureau, population data as of 2022; CMS
1. County population data as of 2022
2. Reflects the MCR improvement from 2019 to 2023
3. Reflects MCR improvement from 2021 to 2023
4. Represents Care Partners providers added between December 2023 and September 2024

We continue to grow into new markets to serve and invest in additional communities across the country

Nevada

2022



Clark 2.3M pop.

- 700+ providers within Care Partners
- 70% YoY monthly visits increase (Dec '23 – Dec '24)
- Pathway to profitability in 2025.

Texas

2023



Tarrant 2.2M pop.

Harris 4.8M pop.

- 3,400+ providers within Care Partners serving over 10,000 Medicare Advantage (MA) lives
- CHS[1] IPAs on Care Enablement platform as of Q1 2025

Arizona

2024



Maricopa 4.4M pop.

- 250+ providers within Care Partners
- On Care Enablement platform as of Q4 2024
- Participating in value-based arrangements in 2025

Hawaii

2024



Honolulu 1.0M pop.

Hawaii 0.2M pop.

Maui 0.2M pop.

- 100+ PCPs serving over 10,000 Medicare patients
- Implemented on Care Enablement platform as of Q4 2024

Georgia

2024



Fulton 1.1M pop.

- 500+ providers serving over 5,000 Medicare and MA members
- Signed Care Enablement client with 10k MA members
- Participating in value-based arrangements
- Expected to launch Astrana Care Partners in 1H '25

Note: For more information, see "Use of Non-GAAP Financial Measures" slides for more information

Source: U.S. Census Bureau; population data as of each respective year; Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group

1. Collaborative Health System

Astrana has the ability to integrate significant inorganic growth profitably through our scalable clinical and technology infrastructure

Community Family Care (CFC) overview

Care Partners

CFC IPA was an **independent physician association** ("IPA") that managed members across all LOBs in the **Los Angeles, California** area with **200k+ members**, 250+ PCPs, and 400 specialists

CFC Health Plan ("HP") was a Care Enablement client, with a Restricted Knox Keene ("RKK") license for Medicaid members

De-risked integration playbook leveraging scalable infrastructure


CFC Revenue ($ in millions)
CFC IPA became Astrana's MSO client January 2020
Astrana closed the CFC IPA & CFC HP acquisition in Q1 2024
~26% CAGR
Astrana Integration Playbook
$101
$119
$155
$375
2019
2020
2023
2024E
CFC Adj. EBITDA ($ in millions)
MSO client
Acquisition
~22% CAGR
Astrana Integration Playbook
$7
$13
$24
$35
2019
2020
2023
2024E
Pre-Astrana
Astrana MSO client
Post-acquisition¹

Source: CFC audited financial statements; Astrana financials
1. Post-acquisition period only begins in full after Q1 2024

Our platform allows us to continue integrating highly complementary inorganic growth

Pro forma geographic footprint



Astrana
Prospect
Astrana and Prospect

Pro forma membership mix by payer[1]


Medicare 17%
Commercial 28%
1.7M
Medicaid 55%

Astrana Health

32 years
Operating history

1.1M
Members in value-based care arrangements

$1.95-2.03B
2024 Revenue[2]

$165-175M
2024 Adj. EBITDA[2]

PROSPECT HEALTH

37 years
Operating history

610k
Members in value-based care arrangements

$1.2B
2024 Revenue[3]

$81M
2024 Adj. EBITDA[3]

Note: Assumes the closing of the proposed acquisition of Prospect Health; Prospect financial and operating stats shown on page are approximations
1. Based on estimated pro forma members in value-based care arrangements for the twelve months ending December 31, 2024
2. Astrana Health 2024 Guidance as of Q3 2024
3. Management's estimate for the twelve months ending December 31, 2024

We are increasing the full-risk share of our business to better align incentives around patient outcomes and improve unit economics


Capitated revenue by risk arrangement[2]
100%
65%
35%
53%
47%
39%
61%
33%
67%
2021
2022
2023
September[1] 2024
January 2025E


Members by risk arrangement[3]
70%
30%
September 2024
Full-risk
Partial-risk
Projected

Our partial-risk membership presents an **embedded opportunity** for increased platform value and risk alignment. We succeed in these contracts by **continuing to drive positive patient outcomes.**

1. Revenue for the three months ended September 30, 2024
2. Revenue by risk arrangement represents capitation revenue only
3. Members by risk arrangement represent Care Partners membership only as of October 1, 2024

Our purpose-built, intelligent, value-based care platform drives scalable and repeatable results across our business


Provider Portal
Annual Visit




Specialty Group
Los Angeles
San Bernardino
San Francisco
Las Vegas
Houston
IM/FM/GP
RADIOLOGY
LABORATORY
EMERGENCY MEDICINE
OBSTETRICS & GYNECOLOGY
CARDIOLOGY
ORTHOPEDIC SURGERY
MULTI SPECIALTY
URGENT CARE
PHYSICAL THERAPY
GASTROENTEROLOGY
HOSPITAL
DMEPOS
HEMATOLOGY/ONCOLOGY
PEDIATRICS
HOSPITALIST
FAMILY PLANNING
GENERAL SURGERY
NEUROLOGY
ANESTHESIOLOGY


AYCE
Productivity Report
Dashboard

Provider Empowerment and Engagement

- All-in-one point-of-care tool for both providers and practices
  - Check member eligibility
  - Submit & receive auto-approval for prior auths
  - View & act on quality and risk adjustment gaps
  - Collaborate w/ Care Teams[1]
  - View longitudinal patient records, SDOH[2], and population health data

Care Management & Patient Outcomes

- Intelligent patient population risk stratification
- Focused and purposeful member Care Management Plans to ensure evidence-based solutions and responses
- 250+ full-time employees on our Care Teams[1], improving delivery of care and patient outcomes

Population Health & Analytics

- NCQA-certified HEDIS® engine drives actionable insights, closing gaps in care
- Composable "Command Center" dashboard highlights trends[3] and opportunities to improve access and quality
- Care access analytics highlights provider network opportunities

Operating Leverage

- Scalable platform yields meaningful operating leverage
- 70% prior auths are auto-approved, driving increased access for patients
- Ability to demonstrably improve operating leverage for third-party Care Enablement clients

1. Astrana Health's Care Team includes MDs, NPs, PAs, RNs, LVNs, etc.
2. SDOH = Social Determinants of Health
3. Trends are customizable by specialty, by region, with trends in prior authorization counts, utilization, costs, among other trends

Astrana's ability to take administrative delegation enables better spend visibility, alignment, and quality


Status quo
+~20 Other Payers
Primary care
Multi-specialty
Hospital
Risk-bearing org (No admin. delegation)
+~20 Other Payers
Primary care
Multi-specialty
Hospital
RBO² (NO ADMIN. DELEGATION)
Risk-bearing org (admin. delegation)
+~20 Other Payers
Astrana DELEGATED RBO²
Primary care
Multi-specialty
Hospital

---- Claims & Admin.

— (Benchmark- TCOC¹) in arrears ---- Claims & Admin.

— % of premium ---- Claims and Admin

Payer-like administrative services	Risk-bearing org (No admin. delegation)	Risk-bearing org (admin. delegation)
Contracting / Network on provider group paper		✓
Credentialing provider network	✓	✓
UM within provider ecosystem	✓	✓
Claims payment		✓

1. Total cost of care
2. Risk-bearing organization

Our Care Enablement platform creates operating leverage for new clients and Care Partners

Data Infrastructure and Provider Solutions				Clinical and Care Coordination Solutions				Payer Delegation Solutions			
Ops Automation	VBE[1] Suite & Data Lake	Point of Care Tools	Analytics & Reporting	Quality	Clinical Programs	RPM[2]	UM[3] & Care Management	Provider Relations	Contracting & Credentialing	Revenue Cycle	Prior Authorization

Examples:

Group 1, *California*


Total revenue
140%
Year 0
Year 2
Total G&A
7%
Year 0
Year 2

Group 2, *Non-California*


Total revenue
13%
Year 0
Within Year 1
Total G&A
(21%)
Year 0
Within Year 1

Source: Astrana Health financials

Execution of our strategy drives profitable growth

Astrana playbook

- Growth
- Risk Progression
- Outcomes and Cost
- Operating Leverage

Profitable growth

Revenue *($ in millions)*



~29% CAGR
$561
$687
$774
$1,144
$1,387
$1,950-
$2,030
2019
2020
2021
2022
2023
2024E

Adj. EBITDA *($ in millions)*



~26% CAGR
$54.2
$102.8
$133.5
$140.0
$146.6
$165.0-
$175.0
2019
2020[1]
2021[1]
2022[1]
2023[1]
2024E

Clear visibility into continued 25%+ growth over the medium term

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of NetIncome to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

1. 2020-2021 Adj. EBITDA benefitted from tailwinds of lower utilization during the COVID-19 pandemic. Return to pre-pandemic utilization in 2022 and 2023

Astrana Guidance for 2024

($ in millions, except for per share information)

Q3 2024 financial results	
Revenue	$478.7
Net Income attr. to ASTH	$16.1
Adjusted EBITDA[1]	$45.2
EPS – Diluted	$0.33

	FY 2023 Results	2024 Guidance
Total Revenue	$1,386.7	**$1,950 - $2,030**
Net Income attr. to ASTH	$60.7	**$52 - $58**
Adjusted EBITDA[1]	$146.6	**$165 - $175**
EPS – Diluted	$1.29	**$1.06 - $1.19**

1. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA," "Updated Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See "Forward-Looking Statements" on slide 2.

Building the premier, patient–centered healthcare platform for all

Astrana Health



Growth
Sustainably growing membership to bring better care to more Americans

Risk Progression
Increasing alignment through total cost of care responsibility in value-based arrangements

Outcomes and Cost
Achieving superior patient outcomes while managing cost

Operating Leverage
Driving operating leverage across our business through our Care Enablement suite

Care Partners | Care Delivery | Care Enablement

13	1.7M	20k+	~$3.2B	~$251M
States	VBC Members[1]	Providers	2024 PF Revenue[2]	2024 PF Adj. EBITDA[2]

Note: Assumes the closing of the proposed acquisition of Prospect Health; Financial and leverage stats shown on page are approximations
1. Members in value-based care arrangements
2. Financials shown on page based on pro forma 2024 management estimates.


Investor Relations
Asher Dewhurst
(626) 943-6491
investors@astranahealth.com
Astrana Health

Appendix

Experienced, mission-driven management team with deep clinical knowledge and a proven ability to execute



Brandon K. Sim, MS

President & Chief Executive Officer

Previous Experience

CITADEL | Securities

CardioDiagnostics

Education

HARVARD UNIVERSITY



Chan Basho, MBA

Chief Operating & Financial Officer

Previous Experience

HealthCare Partners

DaVita.

Alignment Health

Education

Berkeley

Wharton University of Pennsylvania



Dinesh Kumar, MD

Chief Medical Officer

Previous Experience

HealthCare Partners

DaVita.

Alignment Health

Education

Ucla

UCSF



Jaime Melkonoff, MBA

SVP & President, AstranaCare Texas

Previous Experience

PROSPECT HEALTH

MOLINA HEALTHCARE

BlueCross BlueShield Arizona

Health Choice

Education

BRANDMAN UNIVERSITY



Jeremy Jackson, MD

Chief Quality Officer

Previous Experience

Brigham and Women's Hospital Founding Member, Mass General Brigham

BCG

Education

USC

MICHIGAN MEDICINE UNIVERSITY OF MICHIGAN

Summary of Selected Financial Results

$ in thousands except per share data	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Revenue				
Capitation, net	$ 431,401	$ 305,678	$ 1,239,885	$ 906,430
Risk pool settlements and incentives	21,779	15,022	57,564	48,605
Management fee income	2,747	9,898	8,429	32,287
Fee-for-service, net	18,692	15,892	54,588	41,216
Other revenue	4,091	1,683	8,865	5,087
Total revenue	478,710	348,173	1,369,331	1,033,625
Total expenses	450,285	309,090	1,280,701	945,142
Income from operations	28,425	39,083	88,630	88,483
Net income	$ 18,981	$ 27,973	$ 57,709	$ 57,943
Net income attributable to noncontrolling interests	2,887	5,914	7,609	9,582
Net income attributable to Astrana Health	$ 16,094	$ 22,059	$ 50,100	$ 48,361
Earnings per share – diluted	$ 0.33	$ 0.47	$ 1.04	$ 1.03
EBITDA[1]	$ 39,154	$ 42,818	$ 116,255	$ 102,823
Adjusted EBITDA[1]	$ 45,170	$ 51,974	$ 135,332	$ 117,573

1. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information.

Segment Results

For the three months ended September 30, 2024

$ in thousands		Care Partners	Care Delivery	Care Enablement	Other	Intersegment Elimination	Corporate Costs	Consolidated Total
Total revenues	$	455,760	34,728	40,930	-	(52,708)	-	478,710
% change vs prior year quarter		42%	20%	11%				37%
Cost of services		369,835	29,114	19,604	-	(13,335)	-	405,218
General and administrative expenses[1]		47,139	6,971	15,012	-	(39,370)	15,315	45,067
Total expenses		416,974	36,085	34,616	-	(52,705)	15,315	450,285
Income (loss) from operations	$	38,786	(1,357)	6,314	-	(3)[2]	(15,315)	28,425
% change vs prior year quarter		(4%)	31%	(2%)				(27%)

1. Balance includes general and administrative expenses and depreciation and amortization.
2. Income from operations for the intersegment elimination represents rental income from segments renting from other segments. Rental income is presented within other income, which is not presented in the table.

Balance Sheet Highlights

$ in millions	9/30/2024	12/31/2023	$ Change
Cash and cash equivalents and investments in marketable securities[1]	$350.3	$296.3	$54.0
Working capital	$284.1	$242.8	$41.3
Total stockholders' equity	$709.6	$616.7	$92.9

1. Excluding restricted cash

Reconciliation of Net Income to EBITDA & Adjusted EBITDA

$ in thousands	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Net Income	$ 18,981	$ 27,973	$ 57,709	$ 57,943
Interest Expense	8,856	3,779	25,028	10,680
Interest income	(3,778)	(3,281)	(11,287)	(9,617)
Provision for income taxes	7,831	10,042	25,004	30,971
Depreciation and amortization	7,264	4,305	19,801	12,846
EBITDA	39,154	42,818	116,255	102,823
Income from equity method investments	(1,353)	2,016	(2,887)	(3,160)
Other, net	1,206[2]	1,723[3]	2,663[4]	1,507[3]
Stock-based compensation	6,163	5,706	19,301	13,364
APC excluded assets costs	-	(289)	-	3,039
Adjusted EBITDA	$ 45,170	$ 51,974	$ 135,332	$ 117,573
Adjusted EBITDA margin[1]	9%	15%	10%	11%

1. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue.
2. Other, net for the three months ended September30, 2024 relates to non-cash changes related to change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, non-cash changes related to change in the fair value of the Company's Collar Agreement, non-cash gain on debt extinguishment related to one of our promissory note payables, and transaction costs incurred for our investments and tax restructuring fees.
3. Other, net for the three and nine months ended September30, 2023 relates to transaction costs incurred for our investments and tax restructuring fees and non-cash changes related to change in the fair value of our financing obligation to purchase the remaining equity interests, changes in the fair value of our contingent liabilities, and changes in the fair value of the Company's Collar Agreement.
4. Other, net for the nine months ended September 30, 2024 relates to financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, non-cash changes related to change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, non-cash changes related to change in the fair value of the Company's Collar Agreement, non-cash gain on debt extinguishment related to one of our promissory note payables, transaction costs incurred for our investments and tax restructuring fees, and reimbursement from a related party of the Company for taxes associated with the Excluded Assets spin-off.

Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

For the twelve months ended $ in millions	TTM Ended September 30, 2024	2023	Year Ended 2022	2021	2020	2019
Net Income	$ 57.6	$ 57.8	$ 45.7	$ 46.1	$ 122.1	$ 15.8
Interest expense	30.4	16.1	7.9	5.4	9.5	4.7
Interest income	(15.9)	(14.2)	(2.0)	(1.6)	(2.8)	(2.0)
Provision for income taxes	26.0	32.0	40.9	31.7	56.3	10.0
Depreciation and amortization	24.7	17.7	17.5	17.5	18.4	18.3
EBITDA[1]	122.9	109.5	110.1	99.1	203.5	46.8
Goodwill impairment	-	-	-	-	-	2.0
Income (loss) from equity method investments	(4.9)	(5.1)	(5.7)[6]	5.3[6]	(0.3)[6]	2.9
Gain on sale of equity method investment	-	-	-	(2.2)	-	-
Other, net	7.4[7]	6.2[2]	3.3[3]	(1.7)[4]	(0.5)[4]	-
Stock-based compensation	28.0	22.0	16.1	6.7	3.4	0.9
APC excluded assets costs	10.9	14.0	16.2[6]	26.4[6]	(103.3)[6]	1.5
Adjusted EBITDA[1]	$ 164.3	$ 146.6	$ 140.0	$ 133.5	$ 102.8	$ 54.2
Net Revenue	$ 1,722.4	$ 1,386.7	$ 1,144.2	$ 773.9	$ 687.2	$ 560.6
Adjusted EBITDA Margin[5]	10%	11%	12%	17%	15%	10%

1. See "Use of Non-GAAP Financial Measures" slide for more information; 2. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 3. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations; 4. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020; 5. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue; 6. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments; 7. Other, net for TTM ended September 30, 2024 consists of non-cash gain on debt extinguishment related to one of our promissory note payables, a reimbursement from a related party of the Company for taxes associated with the Excluded Assets spin-off, a financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC

Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA

(in thousands, $)	2024 Guidance Range Low	2024 Guidance Range High
Net Income	59,340	66,240
Interest expense	18,750	18,750
Provision for income taxes	26,660	29,760
Depreciation and amortization	27,500	27,500
EBITDA	132,250	142,250
Loss (income) from equity method investments	(4,250)	(4,250)
Other, net	5,000	5,000
Stock-based compensation	32,000	32,000
Adj. EBITDA	165,000	175,000

Note: See "Use of Non-GAAP Financial Measures" slide for more information.